Exhibit 10.2

COLLATERAL ASSIGNMENT OF ACQUISITION AGREEMENT DOCUMENTS

THIS COLLATERAL ASSIGNMENT OF ACQUISITION AGREEMENT DOCUMENTS (as amended, restated, supplemented or otherwise modified from time to time, this “Assignment”) is entered into as of June 1, 2023 by and among KONATEL, INC., a Delaware corporation (the “Assignor” or “Company”), and CCUR HOLDINGS, INC., as collateral agent (in such capacity, together with its successors and assigns, “Collateral Agent”) under the Note Purchase Agreement (as defined below).

Preliminary Statement:

A.                  The Assignor and Lingo Management, LLC, a Delaware limited liability company (“the “Seller”), are parties to that certain Membership Interest Purchase Agreement, dated as of January 24, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), pursuant to which the Assignor shall acquire 100% of the Capital Stock of Tempo Telecom, LLC, a Georgia limited liability company (the “Target”).

B.                  The Assignor and Insight Mobile, Inc., a Delaware corporation (“Insight Mobile”) are parties to that certain Purchase of Contract Rights Agreement (“Contract Rights Agreement”), pursuant to which the Assignor and Insight Mobile executed and delivered an Assumption of Membership Interest Purchase Agreement (the “MIPA Assumption”, and together with the Acquisition Agreement and the Contract Rights Agreement and any other agreements, documents or instruments delivered in connection therewith, the “Acquisition Agreement Documents”), which is being held in escrow by counsel for Insight Mobile pending satisfaction of all conditions to the closing of the Acquisition Agreement, and whereby Insight Mobile has agreed to pay the Assignor the purchase price of $4,500,000 for the Assignor’s “Contract Rights” under the Acquisition Agreement.

C.                  Pursuant to the terms of the Acquisition Agreement Documents, the Seller and Insight Mobile have made certain representations, warranties, covenants and agreements (collectively, the “Acquisition Agreement Document Undertakings”) with and/or to Assignor, and the Seller and Insight Mobile have agreed to indemnify Assignor in certain respects (collectively, the “Acquisition Agreement Document Indemnities”).

D.                  Company is party to that certain Note Purchase Agreement dated as of June 14, 2022 by and among the Company, the Guarantors from time to time party thereto, the Purchasers (as defined therein) from time to time party thereto, and the Collateral Agent (as the same may be amended, restated, supplemented and/or modified from time to time, the “Original Note Purchase Agreement”), pursuant to which the Purchasers have severally agreed to purchase senior secured promissory notes issued by the Company upon the terms and subject to the conditions set forth therein.

E.                   As collateral security for any and all of the Loan Parties’ Obligations under and pursuant to the Note Purchase Agreement and the other Note Documents, the Loan Parties have granted to Collateral Agent, for the benefit of itself and the other Purchasers, a Lien on the Collateral, whether now owned or hereafter acquired.

F.                   The Company has requested, and the Purchasers have agreed, to amend the Note Purchase Agreement on the terms set forth in that certain First Amendment to Note Purchase Agreement, dated as of June 1, 2023, by and among the Company, the Guarantors party thereto, the Collateral Agent and the Purchasers party thereto (the “First Amendment” and the Original Note Purchase Agreement, as amended by the First Amendment is referred to herein as the “Note Purchase Agreement”).

G.                  Pursuant to the First Amendment, and in connection with the acquisition contemplated by the Acquisition Agreement Documents, the Purchasers have agreed to purchase, and the Company has authorized the issuance and sale of, certain additional notes in the aggregate principal amount of $2,000,000 (the “Delayed Draw Notes”) in accordance with the terms set forth therein and in the Note Purchase Agreement.

H.                  One of the conditions precedent to the First Amendment and the issuance of Delayed Draw Notes under the Note Purchase Agreement is the execution and delivery by Assignor of this Assignment.

NOW, THEREFORE, in consideration of the premises, and to induce the Purchasers and Collateral Agent to enter into the First Amendment and to induce the Purchasers to purchase the Delayed Draw Notes, Assignor agrees as follows:

1. Defined Terms. Capitalized terms used herein without definition (including in the preamble and preliminary statements above) are used herein as defined in the Note Purchase Agreement.

2. Assignment. Assignor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby pledges and hypothecates to Collateral Agent, for the benefit of itself and the other Purchasers, and grants to Collateral Agent, for the benefit of itself and the other Purchasers, a Lien on and security interest in all of its right, title and interest in, to and under the Acquisition Agreement Documents, including, but not limited to, its right, title and interest with respect to the Acquisition Agreement Document Undertakings and the Acquisition Agreement Document Indemnities. This Assignment shall not expand the scope of the Acquisition Agreement Document Undertakings or the Acquisition Agreement Document Indemnities.

3. Authorization of Collateral Agent. Assignor hereby irrevocably authorizes and empowers Collateral Agent or its agent, in Collateral Agent’s sole discretion, at any time that an Event of Default has occurred and is continuing under the Note Purchase Agreement, to (i) assert, either directly or on behalf of Assignor, any claims Assignor may have from time to time against Seller or Insight Mobile with respect to the Acquisition Agreement Documents, including, but not limited to, claims relating to Acquisition Agreement Document Undertakings and Acquisition Agreement Document Indemnities, (ii) receive and collect any and all damages, awards and other monies resulting therefrom and (iii) apply any of the amounts described in clause (ii) preceding to the payment of the Note Parties’ Obligations in accordance with the Note Purchase Agreement. Assignor hereby appoints Collateral Agent (and all officers, employees or agents designated by Collateral Agent), as its true and lawful attorney (and agent-in-fact) for the purpose of enabling Collateral Agent or its agent from and after the occurrence and during the continuance of an Event of Default, to assert and collect such claims and to apply such monies in the manner set forth herein, which appointment, being coupled with an interest, is irrevocable. Regardless of the existence of an Event of Default, Assignor hereby irrevocably assigns to Collateral Agent the immediate right to receive directly from Seller and Insight Mobile any and all payments, proceeds, monies, damages and awards arising from the Acquisition Agreement Document Undertakings and the Acquisition Agreement Document Indemnities; provided that Collateral Agent shall not enforce such assignment against Seller or Insight Mobile, as applicable, unless an Event of Default has occurred and is continuing.

4.       Covenants of Assignors. Assignor shall (i) keep Collateral Agent informed of all potential material claims with respect to the Acquisition Agreement Documents, Acquisition Agreement Document Undertakings and Acquisition Agreement Document Indemnities and (ii) not, without the prior written consent of Collateral Agent, which consent shall not be unreasonably withheld or delayed: (A) waive any of its material rights or remedies under the Acquisition Agreement Documents with respect to any of the Acquisition Agreement Document Undertakings or Acquisition Agreement Document Indemnities or (B) settle, compromise or offset any material amounts payable by Seller or Insight Mobile, as applicable, to Assignor thereunder.

5.       Continued Effectiveness. This Assignment shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each Purchaser and each of their respective successors and assigns.

6.       Applicable Law. This Assignment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first written above.

KONATEL, INC., as Assignor

By: /s/ Charles D. Griffin
Name: Charles D. Griffin
Title: President

Signature page to Collateral Assignment of Acquisition Documents

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ACKNOWLEDGMENT OF COLLATERAL AGENT

Collateral Agent hereby acknowledges the foregoing Assignment and agrees to be bound by its terms.

CCUR HOldings, inc.

By: /s/ Igor Volshteyn
Name: Igor Volshteyn
Title: CEO

Signature page to Collateral Assignment of Acquisition Documents

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